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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS



     We consent to the incorporation by reference in the registration statements of The Peoples BancTrust Company, Inc. on Form S-3 (File No. 33-60935) and Form S-8 (File No. 333-43363) of our report dated January 12, 1998, on our audit of the consolidated financial statements of Merchants & Planters Bancshares, Inc. and Subsidiary as of December 31, 1997, and for the year ended December 31, 1997.


                                  /s/ Donaldson, Holman & West, P.C.

Birmingham, Alabama
May 12, 1998

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